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                                                                  EXHIBIT 10.05


                               PROMISSORY NOTE

$100,000*                                                         June 30, 1997


     As hereinafter provided, for value received, the undersigned, Borivoje Vukadinovic, ("Boro") promises to pay to the order of Retrospettiva, Inc., a California corporation at 8825 Olympic Boulevard, Beverly Hills, California 90211, or at such other place as the holder or holders hereof may direct One Hundred Thousand Dollars* with interest at the rate of ten percent (10%) per annum. This note is payable on demand by the holder hereof.

     IT IS AGREED by the makers and endorsers hereof that if this note is not paid when due or declared due hereunder, the principal and accrued interest therein shall draw interest at the rate of 18 percent per annum, and that failure to make any payment of principal or interest when due or any default under any encumbrance or agreement securing this note shall cause the whole note to become due at once, or the interest to be counted as principal, at the option of the holder of the note. The makers and endorsers hereof severally waive presentment for payment, protest, notice of nonpayment and of protest, and agree to any extensions of time of payment and partial payments before, at or after maturity, and if this note or interest thereon is not paid when due, agree to pay all reasonable costs of collection, including reasonable attorney's fees, and also waive all exemptions in case of suit on this note.

    * This note evidences an arrangement providing for optional future advances which in the aggregate amount outstanding shall at no time exceed the face amount of this note.



                                                    /s/ Borivoje Vukadinovic
                                                    ------------------------
                                                      Borivoje Vukadinovic



This note is unsecured.








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                                   PROMISSORY NOTE

$150,000*                                                    January 1, 1997


     As hereinafter provided, for value received, the undersigned, Borivoje Vukadinovic, ("Boro") promises to pay to the order of Retrospettiva, Inc., a California corporation at 8825 Olympic Boulevard, Beverly Hills, California 90211, or at such other place as the holder or holders hereof may direct One Hundred Fifty Thousand Dollars* with interest at the rate of ten percent (10%) per annum. This note is payable on demand by the holder hereof.

     IT IS AGREED by the makers and endorsers hereof that if this note is not paid when due or declared due hereunder, the principal and accrued interest therein shall draw interest at the rate of 18 percent per annum, and that failure to make any payment of principal or interest when due or any default under any encumbrance or agreement securing this note shall cause the whole note to become due at once, or the interest to be counted as principal, at the option of the holder of the note. The makers and endorsers hereof severally waive presentment for payment, protest, notice of nonpayment and of protest, and agree to any extensions of time of payment and partial payments before, at or after maturity, and if this note or interest thereon is not paid when due, agree to pay all reasonable costs of collection, including reasonable attorney's fees, and also waive all exemptions in case of suit on this note.

     * This note evidences an arrangement providing for optional future advances which in the aggregate amount outstanding shall at no time exceed the face amount of this note.

                                                 /s/ Borivoje Vukadinovic
                                                 -------------------------
                                                    Borivoje Vukadinovic

This note is unsecured.